Exhibit 99.1

Goal Acquisitions Corp. and Digital Virgo Announce Confidential Submission of Registration Statement in Connection with the Proposed Business Combination

LYON, France / AUSTIN, Texas — Feb. 9, 2023 — Goal Acquisitions Corp. (Nasdaq: PUCK) (“Goal”), a publicly traded special purpose acquisition company, and Digital Virgo Group (“Digital Virgo”), a global leader providing access to mobile content, entertainment, and commerce payable on a phone bill, that is building a one destination hub enabling users to access the services and products they want with just a mobile device—no credit card or bank account needed, using carrier billing solutions or alternative payment methods, today announced the confidential submission on February 8, 2023 with the U.S. Securities and Exchange Commission (the “SEC”) of a draft registration statement on Form F-4 in relation to a previously announced business combination between Goal and Digital Virgo (“Business Combination”). The agreement between Goal and Digital Virgo relating to the Business Combination (“Business Combination Agreement”) was amended and restated as of February 8, 2023 (the “Amended and Restated Business Combination Agreement”).

Upon closing of the Business Combination, Digital Virgo is expected to be the publicly traded entity for the combined company. Closing is conditioned upon, among other things, regulatory and shareholder approval.

About Digital Virgo

Digital Virgo enables worldwide access to mobile content, entertainment, and commerce—all payable on a phone bill using carrier billing solutions, or alternative payment methods. Offering a global hub that connects merchants with telecom operators, Digital Virgo facilitates the deployment, integration, and optimization of mobile payment and distribution solutions to give end users a secure and frictionless experience. Operating in 40+ countries and with more than 2 billion connected users, Digital Virgo’s global network of local offices allows the company to roll out scalable and sustainable mobile experiences worldwide. For more information, visit digitalvirgo.com.

About Goal Acquisitions

Goal Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more business entities. For more information visit www.goalacquisitions.com.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of combining the companies will be realized. The description of the Business Combination contained herein is qualified in its entirety by reference to the definitive agreements relating to the Business Combination, copies of which have been filed by Goal with the SEC as an exhibit to a Current Report on Form 8-K on November 17, 2022 and, with respect to the Amended and Restated Combination Agreement on a Form 8-K to be filed with the SEC shortly after today’s date.

Participants in the Solicitation

Goal and Digital Virgo and their respective directors and executive officers may be considered participants in the solicitation of proxies from Goal’s stockholders with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Goal and their ownership of Goal’s securities is set forth in Goal’s Final Prospectus filed with the SEC on February 16, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Goal’s stockholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678.

Additional Information about the Proposed Business Combination and Where to Find It

Digital Virgo has submitted with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which includes a preliminary proxy statement of Goal and a prospectus in connection with the proposed Business Combination involving Goal, Goal Acquisitions Nevada Corp. and Digital Virgo pursuant to Amended and Restated the Business Combination Agreement by and among the parties. STOCKHOLDERS OF GOAL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GOAL, DIGITAL VIRGO AND THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS OF GOAL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. ONCE AVAILABLE, STOCKHOLDERS OF GOAL WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GOAL ACQUISITIONS CORP., ATTENTION: WILLIAM T. DUFFY, TELEPHONE: (888) 717-7678. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV).

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Goal and Digital Virgo’s operating companies following the proposed Business Combination; (3) changes in the market for Digital Virgo’s products and services and expansion plans and opportunities; (4) Digital Virgo’s unit economics; (5) the sources and uses of cash of the proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (7) the projected technological developments of Digital Virgo and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Digital Virgo’s and Goal’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Digital Virgo and Goal. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination; the ability to obtain or maintain the listing of Digital Virgo on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to Digital Virgo; Digital Virgo’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; Digital Virgo’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to Digital Virgo’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between Digital Virgo and its employees; Digital Virgo’s ability to successfully collaborate with business partners; demand for Digital Virgo’s current and future offerings; risks that orders that have been placed for Digital Virgo’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that Digital Virgo is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to Digital Virgo’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Digital Virgo or Goal or other following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of Digital Virgo to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by Digital Virgo’s peers and competitors; and those risk factors discussed in documents of Goal and Digital Virgo which were filed, or are to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Goal nor Digital Virgo presently know or that Goal and Digital Virgo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Goal’s and Digital Virgo’s expectations, plans or forecasts of future events and views as of the date of this press release. Goal and Digital Virgo anticipate that subsequent events and developments will cause Goal’s and Digital Virgo’s assessments to change. However, while Goal and Digital Virgo may elect to update these forward-looking statements at some point in the future, Goal and Digital Virgo specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Goal. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

For inquiries regarding Digital Virgo, please contact: www.digitalvirgo.com/contact.

Media

For Digital Virgo media inquiries, please contact Communications Director Émilie Roussel:

press@digitalvirgo.com

For Goal Acquisitions media inquiries, please contact:

press@goalacquisitions.com

Investors

For investor inquiries at Digital Virgo, please contact:

ir@digitalvirgo.com

For investor inquiries at Goal Acquisitions, please contact:

info@goalacquisitions.com